Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2022

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic or any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants' financial condition and results of operations; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

Jeffrey Spector	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-1363	(212) 738-6140	(904) 520-4973
jeff.spector@bofa.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Dylan Burzinski	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2023
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.13)	$(0.07)
Our share of real estate depreciation and amortization	1.01	1.01
Estimated Core FFO (1)(2)	$0.88	$0.94

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE's share of Same Store Leased % (2) at year end	90.8%	91.8%
Decrease in PGRE's share of Same Store Cash NOI (2)	(5.5%)	(3.5%)
Decrease in PGRE's share of Same Store NOI (2)	(3.5%)	(1.5%)

Financial Assumptions (at share):
Estimated net loss	$(31,000)	$(17,000)
Depreciation and amortization	235,000	235,000
General and administrative expenses	61,000	59,000
Interest and debt expense, including amortization of deferred financing costs	147,500	144,500
Fee income, net of income taxes	(30,500)	(31,500)
NOI (2)	382,000	390,000
Straight-line rent adjustments and above and below-market lease revenue, net	(22,500)	(24,500)
Cash NOI (2)	$359,500	$365,500

(1)
We are providing our Estimated Core FFO Guidance for the full year of 2023, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 15, 2023 and otherwise to be referenced during our conference call scheduled for February 16, 2023. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic. There can be no assurance that our actual results will not differ materially from the estimates set forth above.
(2)
See page 48 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Net (loss) income attributable to common stockholders	$(37,877)	$1,222	$(1,537)	$(36,403)	$(20,354)
Per share - basic and diluted	$(0.17)	$0.01	$(0.01)	$(0.16)	$(0.09)

Core FFO attributable to common stockholders (1)	$54,364	$52,806	$54,249	$216,824	$201,055
Per share - diluted	$0.25	$0.24	$0.24	$0.98	$0.92

PGRE's share of Cash NOI (1)	$95,504	$98,331	$95,963	$383,201	$377,160
PGRE's share of NOI (1)	$100,134	$96,526	$99,488	$397,088	$383,788

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended December 31, 2022 vs. December 31, 2021	(2.6%)	Three Months Ended December 31, 2022 vs. December 31, 2021	3.8%
Year Ended December 31, 2022 vs. December 31, 2021	1.7%	Year Ended December 31, 2022 vs. December 31, 2021	4.0%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Leased % (1)	91.3%	91.4%	91.4%	90.6%	90.7%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
December 31, 2022 vs. September 30, 2022	(0.1%)	December 31, 2022 vs. December 31, 2021	0.7%

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
High	$6.86	$7.95	$11.04	$11.54	$9.53
Low	$5.48	$6.00	$7.08	$8.22	$7.79
Closing (end of period)	$5.94	$6.23	$7.23	$10.91	$8.34

Dividends per common share	$0.0775	$0.0775	$0.0775	$0.0775	$0.07
Annualized dividends per common share	$0.31	$0.31	$0.31	$0.31	$0.28
Dividend yield (on closing share price)	5.2%	5.0%	4.3%	2.8%	3.4%

(1)
See page 48 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2022	December 31, 2021
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,177,540	6,061,824
	8,143,777	8,028,061
Accumulated depreciation and amortization	(1,297,553)	(1,112,977)
Real estate, net	6,846,224	6,915,084
Cash and cash equivalents	408,905	524,900
Restricted cash	40,912	4,766
Accounts and other receivables	23,866	15,582
Real estate related fund investments	105,369	-
Investments in unconsolidated real estate related funds	3,411	11,421
Investments in unconsolidated joint ventures	393,503	408,096
Deferred rent receivable	346,338	332,735
Deferred charges, net	120,685	122,177
Intangible assets, net	90,381	119,413
Other assets	73,660	40,388
Total assets	$8,453,254	$8,494,562

Liabilities:
Notes and mortgages payable, net	$3,840,318	$3,835,620
Revolving credit facility	-	-
Accounts payable and accrued expenses	123,176	116,192
Dividends and distributions payable	18,026	16,895
Intangible liabilities, net	36,193	45,328
Other liabilities	24,775	25,495
Total liabilities	4,042,488	4,039,530

Equity:
Paramount Group, Inc. equity	3,592,291	3,588,163
Noncontrolling interests in:
Consolidated joint ventures	402,118	428,833
Consolidated real estate related funds	173,375	81,925
Operating Partnership	242,982	356,111
Total equity	4,410,766	4,455,032

Total liabilities and equity	$8,453,254	$8,494,562

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Revenues:
Rental revenue (1)	$176,404	$171,793	$179,250	$702,819	$690,418
Fee and other income (1)	7,624	12,427	7,897	37,558	36,368
Total revenues	184,028	184,220	187,147	740,377	726,786

Expenses:
Operating	70,102	67,617	72,845	277,422	265,438
Depreciation and amortization	61,211	56,735	58,284	232,517	232,487
General and administrative	13,986	13,093	13,150	59,487	59,132
Transaction related costs	89	413	105	470	916
Total expenses	145,388	137,858	144,384	569,896	557,973

Other income (expense):
Loss from real estate related fund investments	(2,233)	-	-	(2,233)	-
(Loss) income from unconsolidated real estate related funds	(1,864)	178	300	(1,239)	782
Loss from unconsolidated joint ventures	(37,925)	(4,086)	(5,797)	(53,251)	(24,896)
Interest and other income, net (1)	2,567	507	1,580	5,174	3,017
Interest and debt expense (1)	(37,060)	(36,095)	(36,949)	(143,864)	(142,014)
(Loss) income before income taxes	(37,875)	6,866	1,897	(24,932)	5,702
Income tax expense	(1,706)	(1,195)	(673)	(3,265)	(3,643)
Net (loss) income	(39,581)	5,671	1,224	(28,197)	2,059
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(1,598)	(4,614)	(4,179)	(13,981)	(21,538)
Consolidated real estate related funds	665	286	1,309	3,342	(2,893)
Operating Partnership	2,637	(121)	109	2,433	2,018
Net (loss) income attributable to common stockholders	$(37,877)	$1,222	$(1,537)	$(36,403)	$(20,354)
Per diluted share	$(0.17)	$0.01	$(0.01)	$(0.16)	$(0.09)

(1)
See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Rental Revenue:	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Property rentals	$159,029	$162,622	$159,549	$634,019	$632,215
Tenant reimbursements	10,422	13,866	15,978	51,394	47,562
Straight-line rent adjustments	5,794	(5,430)	3,807	13,602	2,495
Amortization of above and below-market leases, net	1,159	735	(84)	1,748	3,070
Lease termination income	-	-	-	2,056	5,076
Total rental revenue	$176,404	$171,793	$179,250	$702,819	$690,418

	Three Months Ended			Year Ended
Fee and Other Income:	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Asset management	$3,132	$3,109	$3,166	$12,270	$13,284
Property management	1,810	2,132	1,849	7,981	8,589
Acquisition, disposition, leasing and other	385	3,800	117	8,170	6,600
Total fee income	5,327	9,041	5,132	28,421	28,473
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,297	3,386	2,765	9,137	7,895
Total fee and other income	$7,624	$12,427	$7,897	$37,558	$36,368

	Three Months Ended			Year Ended
Interest and Other Income, net:	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Interest income, net	$2,567	$175	$1,580	$5,174	$1,183
Mark-to-market of deferred compensation plan assets (offset by increase in the mark-to-market of plan liabilities, which is
included in "general and administrative" expenses) (1)	-	332	-	-	1,834
Total interest and other income, net	$2,567	$507	$1,580	$5,174	$3,017

(1)
In December 2021, the deferred compensation plan was terminated and the net proceeds were distributed to the plan participants.

	Three Months Ended			Year Ended
Interest and Debt Expense:	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Interest expense	$35,518	$34,274	$35,412	$137,708	$132,887
Amortization of deferred financing costs	1,542	1,821	1,537	6,156	9,127	(1)
Total interest and debt expense	$37,060	$36,095	$36,949	$143,864	$142,014

(1)
Includes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(39,581)	$5,671	$1,224	$(28,197)	$2,059
Real estate depreciation and amortization (including our share of
unconsolidated joint ventures)	70,720	66,902	68,009	271,789	274,024
Our share of a real estate impairment loss of an unconsolidated joint venture	31,685	-	-	31,685	-
FFO (1)	62,824	72,573	69,233	275,277	276,083
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,565)	(14,187)	(13,408)	(51,433)	(61,609)
Consolidated real estate related funds	659	279	1,304	3,318	(2,904)
FFO attributable to Paramount Group Operating Partnership	51,918	58,665	57,129	227,162	211,570
Less FFO attributable to noncontrolling interests in Operating Partnership	(3,380)	(5,302)	(3,763)	(17,063)	(19,072)
FFO attributable to common stockholders (1)	$48,538	$53,363	$53,366	$210,099	$192,498
Per diluted share	$0.22	$0.24	$0.24	$0.95	$0.88

FFO	$62,824	$72,573	$69,233	$275,277	$276,083
Non-core items:
Realized and unrealized losses (gains) from unconsolidated real estate related funds	2,851	(37)	21	2,890	(108)
Loss recognized upon consolidation of real estate related fund investments that were previously unconsolidated	2,627	-	-	2,627	-
FFO attributable to One Steuart Lane, including after-tax net gain on sale of residential condominium units	1,387	391	1,509	4,670	(2,876)
Adjustments to equity in earnings for contributions to (distributions from) unconsolidated joint ventures	561	(961)	709	855	8,016
Non-cash write-off of deferred financing costs	-	-	-	-	761
Other, net	89	413	105	470	916
Core FFO (1)	70,339	72,379	71,577	286,789	282,792
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,565)	(14,187)	(13,408)	(51,433)	(61,609)
Consolidated real estate related funds	(625)	(140)	(94)	(1,006)	(205)
Core FFO attributable to Paramount Group Operating Partnership	58,149	58,052	58,075	234,350	220,978
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(3,785)	(5,246)	(3,826)	(17,526)	(19,923)
Core FFO attributable to common stockholders (1)	$54,364	$52,806	$54,249	$216,824	$201,055
Per diluted share	$0.25	$0.24	$0.24	$0.98	$0.92

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,583,895	218,735,532	224,864,791	221,309,938	218,701,249
Effect of dilutive securities	59,378	62,312	28,555	31,487	45,709
Denominator for FFO and Core FFO per diluted share	218,643,273	218,797,844	224,893,346	221,341,425	218,746,958

(1)
See page 48 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Reconciliation of Core FFO to FAD:
Core FFO	$70,339	$72,379	$71,577	$286,789	$282,792
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at FAD:
Straight-line rent adjustments	(5,746)	4,817	(3,969)	(14,034)	(4,983)
Amortization of above and below-market leases, net	(1,984)	(1,617)	(790)	(5,099)	(6,704)
Amortization of deferred financing costs	1,919	2,255	1,909	7,712	9,838	(1)
Amortization of stock-based compensation expense	4,150	4,191	4,149	19,003	18,612
Expenditures to maintain assets	(18,835)	(20,089)	(11,834)	(54,962)	(43,019)
Second generation tenant improvements
and leasing commissions	(40,213)	(20,185)	(12,428)	(83,406)	(65,533)
FAD (2)	9,630	41,751	48,614	156,003	191,003
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	81	(11,002)	(8,391)	(27,412)	(33,991)
Consolidated real estate related funds	(683)	(242)	(152)	(1,283)	(373)
FAD attributable to Paramount Group Operating Partnership	9,028	30,507	40,071	127,308	156,639
Less FAD attributable to noncontrolling interests in Operating Partnership	(588)	(2,757)	(2,640)	(9,874)	(14,111)
FAD attributable to common stockholders (2) (3)	$8,440	$27,750	$37,431	$117,434	$142,528

Dividends declared on common stock	$16,827	$15,329	$17,269	$68,561	$61,310

(1)
Excludes $761 of expense from the non‐cash write‐off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.
(2)
See page 48 for our definition of this measure.
(3)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(39,581)	$5,671	$1,224	$(28,197)	$2,059
Add (subtract) adjustments (including our share of unconsolidated joint ventures) to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization	70,720	66,902	68,009	271,789	274,024
Interest and debt expense	43,831	43,112	43,516	170,141	166,533
Our share of a real estate impairment loss of an unconsolidated joint venture	31,685	-	-	31,685	-
Income tax expense	1,707	1,195	674	3,287	3,658
EBITDAre (1)	108,362	116,880	113,423	448,705	446,274
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(19,520)	(22,139)	(21,362)	(83,049)	(92,950)
Consolidated real estate related funds	(185)	(1,125)	346	(352)	(5,439)
PGRE's share of EBITDAre (1)	$88,657	$93,616	$92,407	$365,304	$347,885

EBITDAre	$108,362	$116,880	$113,423	$448,705	$446,274
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	561	(961)	709	855	8,016
EBITDAre attributable to One Steuart Lane, including net gain on sale of residential condominium units	475	(2,479)	475	708	(8,222)
Loss recognized upon consolidation of real estate related fund investments that were previously unconsolidated	2,627	-	-	2,627	-
Other, net	1,386	1,542	(305)	817	2,495
Adjusted EBITDAre (1)	113,411	114,982	114,302	453,712	448,563
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(19,520)	(22,139)	(21,362)	(83,049)	(92,950)
PGRE's share of Adjusted EBITDAre (1)	$93,891	$92,843	$92,940	$370,663	$355,613

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2022	December 31, 2021	September 30, 2022	December 31, 2022	December 31, 2021
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(39,581)	$5,671	$1,224	$(28,197)	$2,059
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	61,211	56,735	58,284	232,517	232,487
General and administrative	13,986	13,093	13,150	59,487	59,132
Interest and debt expense	37,060	36,095	36,949	143,864	142,014
Income tax expense	1,706	1,195	673	3,265	3,643
Loss from real estate related fund investments	2,233	-	-	2,233	-
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,782	11,087	11,540	45,141	43,597
Loss from unconsolidated joint ventures	37,925	4,086	5,797	53,251	24,896
Fee income	(5,327)	(9,041)	(5,132)	(28,421)	(28,473)
Interest and other income, net	(2,567)	(507)	(1,580)	(5,174)	(3,017)
Other, net	1,953	235	(195)	1,709	134
NOI (1)	119,381	118,649	120,710	479,675	476,472
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,247)	(22,123)	(21,222)	(82,587)	(92,890)
Consolidated real estate related funds	-	-	-	-	206
PGRE's share of NOI (1)	$100,134	$96,526	$99,488	$397,088	$383,788

NOI	$119,381	$118,649	$120,710	$479,675	$476,472
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(5,746)	4,817	(3,969)	(14,034)	(4,983)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,984)	(1,617)	(790)	(5,099)	(6,704)
Cash NOI (1)	111,651	121,849	115,951	460,542	464,785
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,147)	(23,518)	(19,988)	(77,341)	(87,831)
Consolidated real estate related funds	-	-	-	-	206
PGRE's share of Cash NOI (1)	$95,504	$98,331	$95,963	$383,201	$377,160

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2022
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(39,581)	$5,193	$(27,454)	$(17,320)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	61,211	40,597	19,408	1,206
General and administrative	13,986	-	-	13,986
Interest and debt expense	37,060	23,499	12,796	765
Income tax expense	1,706	6	-	1,700
Loss from real estate related fund investments	2,233	-	-	2,233
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	10,782	3,355	7,434	(7)
Loss from unconsolidated joint ventures	37,925	102	36,374	1,449
Fee income	(5,327)	-	-	(5,327)
Interest and other income, net	(2,567)	(430)	(389)	(1,748)
Other, net	1,953	-	-	1,953
NOI (1)	119,381	72,322	48,169	(1,110)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(19,247)	(2,576)	(16,671)	-
PGRE's share of NOI for the three months ended December 31, 2022	$100,134	$69,746	$31,498	$(1,110)
PGRE's share of NOI for the three months ended December 31, 2021	$96,526	$64,235	$33,948	$(1,657)

NOI	$119,381	$72,322	$48,169	$(1,110)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(5,746)	(900)	(4,816)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,984)	319	(2,303)	-
Cash NOI (1)	111,651	71,741	41,050	(1,140)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,147)	(2,743)	(13,404)	-
PGRE's share of Cash NOI for the three months ended December 31, 2022	$95,504	$68,998	$27,646	$(1,140)
PGRE's share of Cash NOI for the three months ended December 31, 2021	$98,331	$66,053	$33,965	$(1,687)

(1)
See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2022
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(28,197)	$23,925	$251	$(52,373)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	232,517	156,036	72,190	4,291
General and administrative	59,487	-	-	59,487
Interest and debt expense	143,864	89,964	50,850	3,050
Income tax expense	3,265	13	4	3,248
Loss from real estate related fund investments	2,233	-	-	2,233
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	45,141	13,257	31,596	288
Loss from unconsolidated joint ventures	53,251	98	48,538	4,615
Fee income	(28,421)	-	-	(28,421)
Interest and other income, net	(5,174)	(712)	(669)	(3,793)
Other, net	1,709	-	-	1,709
NOI (1)	479,675	282,581	202,760	(5,666)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(82,587)	(10,384)	(72,203)	-
PGRE's share of NOI for the year ended December 31, 2022	$397,088	$272,197	$130,557	$(5,666)
PGRE's share of NOI for the year ended December 31, 2021	$383,788	$252,495	$137,942	$(6,649)

NOI	$479,675	$282,581	$202,760	$(5,666)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(14,034)	(17)	(14,017)	-
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(5,099)	1,916	(7,015)	-
Cash NOI (1)	460,542	284,480	181,728	(5,666)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(77,341)	(11,202)	(66,139)	-
PGRE's share of Cash NOI for the year ended December 31, 2022	$383,201	$273,278	$115,589	$(5,666)
PGRE's share of Cash NOI for the year ended December 31, 2021	$377,160	$255,654	$128,155	$(6,649)

(1)
See page 48 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2022
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2022	$95,504	$68,998	$27,646	$(1,140)
Acquisitions / Redevelopment (2) (3)	(100)	(100)	-	-
Other, net	1,148	-	8	1,140
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2022	$96,552	$68,898	$27,654	$-

	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2021	$98,331	$66,053	$33,965	$(1,687)
Acquisitions / Redevelopment (3)	(856)	(856)	-	-
Other, net	1,635	(51)	(1)	1,687
PGRE's share of Same Store Cash NOI for the three months ended
December 31, 2021	$99,110	$65,146	$33,964	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(2,558)	$3,752	$(6,310)	$-
% (Decrease) increase	(2.6%)	5.8%	(18.6%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2022
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2022	$100,134	$69,746	$31,498	$(1,110)
Acquisitions / Redevelopment (2) (3)	(87)	(87)	-	-
Other, net	1,156	-	46	1,110
PGRE's share of Same Store NOI for the three months ended
December 31, 2022	$101,203	$69,659	$31,544	$-

	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2021	$96,526	$64,235	$33,948	$(1,657)
Acquisitions / Redevelopment (3)	(688)	(688)	-	-
Other, net	1,625	(31)	(1)	1,657
PGRE's share of Same Store NOI for the three months ended
December 31, 2021	$97,463	$63,516	$33,947	$-

Increase (decrease) in PGRE's share of Same Store NOI	$3,740	$6,143	$(2,403)	$-
% Increase (decrease)	3.8%	9.7%	(7.1%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2022
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2022	$383,201	$273,278	$115,589	$(5,666)
Acquisitions / Redevelopment (2) (3)	(496)	(496)	-	-
Lease termination income	(1,875)	(1,875)	-	-
Other, net	5,253	(200)	(213)	5,666
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2022	$386,083	$270,707	$115,376	$-

	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2021	$377,160	$255,654	$128,155	$(6,649)
Acquisitions / Redevelopment (3)	(2,004)	(2,004)	-	-
Lease termination income	(1,745)	(161)	(1,584)	-
Other, net	6,142	(296)	(211)	6,649
PGRE's share of Same Store Cash NOI for the year ended
December 31, 2021	$379,553	$253,193	$126,360	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$6,530	$17,514	$(10,984)	$-
% Increase (decrease)	1.7%	6.9%	(8.7%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Year Ended December 31, 2022
	Total	New York	San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2022	$397,088	$272,197	$130,557	$(5,666)
Acquisitions / Redevelopment (2) (3)	(453)	(453)	-	-
Lease termination income	(1,875)	(1,875)	-	-
Other, net	7,626	2,135	(175)	5,666
PGRE's share of Same Store NOI for the year ended
December 31, 2022	$402,386	$272,004	$130,382	$-

	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2021	$383,788	$252,495	$137,942	$(6,649)
Acquisitions / Redevelopment (3)	(1,612)	(1,612)	-	-
Lease termination income	(1,745)	(161)	(1,584)	-
Other, net	6,311	(134)	(204)	6,649
PGRE's share of Same Store NOI for the year ended
December 31, 2021	$386,742	$250,588	$136,154	$-

Increase (decrease) in PGRE's share of Same Store NOI	$15,644	$21,416	$(5,772)	$-
% Increase (decrease)	4.0%	8.5%	(4.2%)

(1)
See page 48 for our definition of this measure.
(2)
Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)
Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
	Consolidated Joint Ventures				Consolidated Funds
	Total Consolidated	1633	One Market	300 Mission	Total Consolidated		Residential
	Joint Ventures	Broadway	Plaza	Street	Funds	Fund X (1)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%		13.0%	7.4%
Assets:
Real estate, net	$3,364,482	$1,718,436	$1,167,906	$478,140	$-	$-	$-
Cash and cash equivalents	139,579	60,556	41,396	37,627	3,551	199	3,352
Restricted cash	1,316	78	1,238	-	-	-	-
Accounts and other receivables	9,997	8,340	984	673	3,650	-	3,650
Real estate related fund investments	-	-	-	-	105,369	105,369	-
Investments in unconsolidated joint ventures	-	-	-	-	77,961	-	77,961
Deferred rent receivable	197,658	105,880	67,377	24,401	-	-	-
Deferred charges, net	49,485	24,696	17,255	7,534	-	-	-
Intangible assets, net	50,553	41,197	8,175	1,181	-	-	-
Other assets	6,228	655	5,105	468	3,632	201	3,431
Total Assets	$3,819,298	$1,959,838	$1,309,436	$550,024	$194,163	$105,769	$88,394

Liabilities:
Notes and mortgages payable, net	$2,489,902	$1,243,112	$973,790	$273,000	$-	$-	$-
Accounts payable and accrued expenses	61,407	19,682	33,297	8,428	85	34	51
Intangible liabilities, net	21,936	13,949	7,491	496	-	-	-
Other liabilities	5,803	1,185	4,563	55	248	14	234
Total Liabilities	2,579,048	1,277,928	1,019,141	281,979	333	48	285

Equity:
Paramount Group, Inc. equity	838,132	613,203	142,315	82,614	20,455	13,766	6,689
Noncontrolling interests	402,118	68,707	147,980	185,431	173,375	91,955	81,420
Total Equity	1,240,250	681,910	290,295	268,045	193,830	105,721	88,109

Total Liabilities and Equity	$3,819,298	$1,959,838	$1,309,436	$550,024	$194,163	$105,769	$88,394

(1)
Prior to December 12, 2022, we owned an 8.2% interest in Paramount Group Real Estate Fund X, LP ("Fund X"), which was accounted for under the equity method of accounting. On December 12, 2022, we increased our ownership in Fund X to 13.0%, which required us to consolidate our investment in Fund X into our consolidated financial statements.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,415,735	$1,760,664	$1,165,807	$489,264	$-
Cash and cash equivalents	193,905	91,514	63,566	38,825	2,933
Restricted cash	1,316	78	1,238	-	-
Accounts and other receivables	6,677	5,306	516	855	124
Investments in unconsolidated joint ventures	-	-	-	-	76,428
Deferred rent receivable	197,794	114,558	60,405	22,831	-
Deferred charges, net	53,013	27,004	17,463	8,546	-
Intangible assets, net	62,380	48,834	11,001	2,545	-
Other assets	6,092	644	5,054	394	9,459
Total Assets	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

Liabilities:
Notes and mortgages payable, net	$2,487,871	$1,242,117	$972,754	$273,000	$-
Accounts payable and accrued expenses	54,675	21,782	23,775	9,118	63
Intangible liabilities, net	27,674	16,006	10,994	674	-
Other liabilities	6,427	1,994	4,430	3	-
Total Liabilities	2,576,647	1,281,899	1,011,953	282,795	63

Equity:
Paramount Group, Inc. equity	931,432	691,275	153,487	86,670	6,956
Noncontrolling interests	428,833	75,428	159,610	193,795	81,925
Total Equity	1,360,265	766,703	313,097	280,465	88,881

Total Liabilities and Equity	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2022
	Consolidated Joint Ventures				Consolidated Funds
	Total Consolidated	1633	One Market	300 Mission	Total Consolidated		Residential
	Joint Ventures	Broadway	Plaza	Street	Funds	Fund X (1)	Development Fund
Total revenues	$93,584	$48,314	$33,306	$11,964	$-	$-	$-
Total operating expenses	32,264	18,310	10,019	3,935	-	-	-
Net operating income (2)	61,320	30,004	23,287	8,029	-	-	-
Depreciation and amortization	(29,518)	(14,140)	(11,411)	(3,967)	-	-	-
Income from real estate related fund investments	-	-	-	-	483	483	-
Loss from unconsolidated joint ventures	-	-	-	-	(1,393)	-	(1,393)
Interest and other income, net	817	428	216	173	84	-	84
Interest and debt expense	(22,604)	(9,808)	(10,304)	(2,492)	-	-	-
Income (loss) before income taxes	10,015	6,484	1,788	1,743	(826)	483	(1,309)
Income tax expense	(6)	(6)	-	-	-	-	-
Net income (loss)	$10,009	$6,478	$1,788	$1,743	$(826)	$483	$(1,309)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	Total	13.0%	7.4%
Net income (loss)	$7,234	$5,827	$869	$538	$(161)	$63	$(224)
Add: Management fee income	1,177	429	179	569	-	-	-
PGRE's share of net income (loss)	8,411	6,256	1,048	1,107	(161)	63	(224)
Add: Real estate depreciation and amortization	19,551	12,726	5,591	1,234	-	-	-
FFO (2)	27,962	18,982	6,639	2,341	(161)	63	(224)
Less: FFO attributable to One Steuart Lane	-	-	-	-	103	-	103
Core FFO (2)	$27,962	$18,982	$6,639	$2,341	$(58)	$63	$(121)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	Total	87.0%	92.6%
Net income (loss)	$2,775	$651	$919	$1,205	$(665)	$420	$(1,085)
Less: Management fee expense	(1,177)	(429)	(179)	(569)	-	-	-
Net income (loss) attributable to noncontrolling interests	1,598	222	740	636	(665)	420	(1,085)
Add: Real estate depreciation and amortization	9,967	1,414	5,820	2,733	6	-	6
FFO (2)	11,565	1,636	6,560	3,369	(659)	420	(1,079)
Less: FFO attributable to One Steuart Lane	-	-	-	-	1,284	-	1,284
Core FFO (2)	$11,565	$1,636	$6,560	$3,369	$625	$420	$205

(1)
Represents the results of operations from the date of consolidation through December 31, 2022.
(2)
See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$98,523	$49,620	$35,517	$13,386	$-
Total operating expenses	30,948	18,282	8,820	3,846	-
Net operating income (1)	67,575	31,338	26,697	9,540	-
Depreciation and amortization	(28,467)	(14,028)	(9,951)	(4,488)	-
Loss from unconsolidated joint ventures	-	-	-	-	(460)
Interest and other income (loss), net	28	(3)	28	3	108
Interest and debt expense	(22,603)	(9,808)	(10,304)	(2,491)	-
Net income (loss)	$16,533	$7,499	$6,470	$2,564	$(352)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,708	$6,742	$3,170	$796	$(66)
Add: Management fee income	1,211	429	208	574	-
PGRE's share of net income (loss)	11,919	7,171	3,378	1,370	(66)
Add: Real estate depreciation and amortization	18,894	12,623	4,877	1,394	-
FFO (1)	30,813	19,794	8,255	2,764	(66)
Less: FFO attributable to One Steuart Lane	-	-	-	-	34
Core FFO (1)	$30,813	$19,794	$8,255	$2,764	$(32)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$5,825	$757	$3,300	$1,768	$(286)
Less: Management fee expense	(1,211)	(429)	(208)	(574)	-
Net income (loss) attributable to noncontrolling interests	4,614	328	3,092	1,194	(286)
Add: Real estate depreciation and amortization	9,573	1,405	5,074	3,094	7
FFO (1)	14,187	1,733	8,166	4,288	(279)
Less: FFO attributable to One Steuart Lane	-	-	-	-	419
Core FFO (1)	$14,187	$1,733	$8,166	$4,288	$140

(1)
See page 48 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2022
	Consolidated Joint Ventures				Consolidated Funds
	Total Consolidated	1633	One Market	300 Mission	Total Consolidated		Residential
	Joint Ventures	Broadway	Plaza	Street	Funds	Fund X (1)	Development Fund
Total revenues	$386,858	$195,660	$143,275	$47,923	$-	$-	$-
Total operating expenses	130,362	74,926	40,673	14,763	-	-	-
Net operating income (2)	256,496	120,734	102,602	33,160	-	-	-
Depreciation and amortization	(113,329)	(56,701)	(40,441)	(16,187)	-	-	-
Income from real estate related fund investments	-	-	-	-	483	483	-
Loss from unconsolidated joint ventures	-	-	-	-	(4,696)	-	(4,696)
Interest and other income, net	1,380	711	395	274	409	-	409
Interest and debt expense	(89,770)	(38,920)	(40,885)	(9,965)	-	-	-
Income (loss) before income taxes	54,777	25,824	21,671	7,282	(3,804)	483	(4,287)
Income tax expense	(17)	(13)	(2)	(2)	(2)	-	(2)
Net income (loss)	$54,760	$25,811	$21,669	$7,280	$(3,806)	$483	$(4,289)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	Total	13.0%	7.4%
Net income (loss)	$36,094	$23,228	$10,611	$2,255	$(464)	$63	$(527)
Add: Management fee income	4,685	1,694	743	2,248	-	-	-
PGRE's share of net income (loss)	40,779	24,922	11,354	4,503	(464)	63	(527)
Add: Real estate depreciation and amortization	75,877	51,031	19,815	5,031	2	-	2
FFO (2)	116,656	75,953	31,169	9,534	(462)	63	(525)
Less: FFO attributable to One Steuart Lane	-	-	-	-	346	-	346
Core FFO (2)	$116,656	$75,953	$31,169	$9,534	$(116)	$63	$(179)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	Total	87.0%	92.6%
Net income (loss)	$18,666	$2,583	$11,058	$5,025	$(3,342)	$420	$(3,762)
Less: Management fee expense	(4,685)	(1,694)	(743)	(2,248)	-	-	-
Net income (loss) attributable to noncontrolling interests	13,981	889	10,315	2,777	(3,342)	420	(3,762)
Add: Real estate depreciation and amortization	37,452	5,670	20,626	11,156	24	-	24
FFO (2)	51,433	6,559	30,941	13,933	(3,318)	420	(3,738)
Less: FFO attributable to One Steuart Lane	-	-	-	-	4,324	-	4,324
Core FFO (2)	$51,433	$6,559	$30,941	$13,933	$1,006	$420	$586

(1)
Represents the results of operations from the date of consolidation through December 31, 2022.
(2)
See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated	1633	One Market	300 Mission	Residential
	Joint Ventures	Broadway	Plaza	Street	Development Fund
Total revenues	$394,977	$191,740	$144,202	$59,035	$-
Total operating expenses	122,615	70,949	37,085	14,581	-
Net operating income (1)	272,362	120,791	107,117	44,454	-
Depreciation and amortization	(116,922)	(56,233)	(41,161)	(19,528)	-
Income from unconsolidated joint ventures	-	-	-	-	2,678
Interest and other income (loss), net	96	(23)	112	7	435
Interest and debt expense	(89,405)	(38,957)	(40,885)	(9,563)	-
Income before income taxes	66,131	25,578	25,183	15,370	3,113
Income tax expense	(14)	(12)	(2)	-	(2)
Net income	$66,117	$25,566	$25,181	$15,370	$3,111

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$40,117	$23,012	$12,333	$4,772	$218
Add: Management fee income	4,462	1,679	790	1,993	-
PGRE's share of net income	44,579	24,691	13,123	6,765	218
Add: Real estate depreciation and amortization	76,851	50,610	20,169	6,072	-
FFO (1)	121,430	75,301	33,292	12,837	218
Less: FFO attributable to One Steuart Lane	-	-	-	-	(215)
Core FFO (1)	$121,430	$75,301	$33,292	$12,837	$3

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$26,000	$2,554	$12,848	$10,598	$2,893
Less: Management fee expense	(4,462)	(1,679)	(790)	(1,993)	-
Net income attributable to noncontrolling interests	21,538	875	12,058	8,605	2,893
Add: Real estate depreciation and amortization	40,071	5,623	20,992	13,456	11
FFO (1)	61,609	6,498	33,050	22,061	2,904
Less: FFO attributable to One Steuart Lane	-	-	-	-	(2,699)
Core FFO (1)	$61,609	$6,498	$33,050	$22,061	$205

(1)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,377,084	$212,002	$627,169	$359,405	$149,653	$1,028,855
Cash and cash equivalents	140,818	28,335	38,918	15,322	3,950	54,293
Restricted cash	111,722	5,472	-	-	2,431	103,819
Accounts and other receivables	4,830	3,642	453	326	17	392
Deferred rent receivable	31,372	17,921	5,422	3,507	2,992	1,530
Deferred charges, net	13,026	9,566	1,430	951	1,079	-
Intangible assets, net	69,599	-	14,363	10,980	2,583	41,673
For-sale residential condominium units (2)	322,232	-	-	-	-	322,232
Other assets	37,826	189	22,651	211	1,564	13,211
Total Assets	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

Liabilities:
Notes and mortgages payable, net	$1,834,916	$298,186	$408,967	$186,909	$158,666	$782,188
Accounts payable and accrued expenses	47,302	5,620	10,768	3,264	4,262	23,388
Intangible liabilities, net	10,972	-	2,331	7,327	1,314	-
Other liabilities	3,481	176	232	246	244	2,583
Total Liabilities	1,896,671	303,982	422,298	197,746	164,486	808,159

Total Equity	1,211,838	(26,855)	288,108	192,956	(217)	757,846

Total Liabilities and Equity	$3,108,509	$277,127	$710,406	$390,702	$164,269	$1,566,005

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,246,152	$212,155	$644,991	$368,202	$216,073	$804,731
Cash and cash equivalents	84,672	19,150	27,727	14,684	3,334	19,777
Restricted cash	132,238	13,488	-	-	3,518	115,232
Accounts and other receivables	3,144	2,512	113	276	120	123
Deferred rent receivable	28,939	18,130	5,428	2,274	2,908	199
Deferred charges, net	12,304	9,399	1,196	366	1,343	-
Intangible assets, net	58,590	-	26,671	16,396	4,157	11,366
For-sale residential condominium units (2)	359,638	-	-	-	-	359,638
Other assets	2,259	189	543	191	110	1,226
Total Assets	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

Liabilities:
Notes and mortgages payable, net	$1,791,404	$297,775	$406,881	$186,750	$152,358	$747,640
Accounts payable and accrued expenses	52,813	5,615	11,471	4,841	5,115	25,771
Intangible liabilities, net	18,397	-	5,179	11,033	2,185	-
Other liabilities	8,284	291	6,380	138	226	1,249
Total Liabilities	1,870,898	303,681	429,911	202,762	159,884	774,660

Total Equity	1,057,038	(28,658)	276,758	199,627	71,679	537,632

Total Liabilities and Equity	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$41,424	$11,974	$14,353	$8,055	$3,825	$3,217
Total operating expenses	23,278	5,437	7,558	3,598	1,944	4,741
Net operating income (2)	18,146	6,537	6,795	4,457	1,881	(1,524)
Depreciation and amortization	(17,809)	(2,801)	(7,618)	(4,128)	(2,117)	(1,145)
Interest and other income (loss), net	504	182	244	79	11	(12)
Interest and debt expense	(14,273)	(2,702)	(3,514)	(1,856)	(2,524)	(3,677)
Real estate impairment loss	(64,663)	-	-	-	(64,663)	-
(Loss) income before income taxes	(78,095)	1,216	(4,093)	(1,448)	(67,412)	(6,358)
Income tax expense	(6)	-	-	(2)	-	(4)
Net (loss) income	$(78,101)	$1,216	$(4,093)	$(1,450)	$(67,412)	$(6,362)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(37,327)	$608	$(2,744)	$(645)	$(33,030)	$(1,516)
Less: Step-up basis adjustment	(37)	-	-	(2)	-	(35)
Less: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	(561)	(608)	-	-	47	-
PGRE's share of net loss	(37,925)	-	(2,744)	(647)	(32,983)	(1,551)
Add: Real estate depreciation and amortization	9,509	1,400	5,104	1,822	1,038	145
Add: Real estate impairment loss	31,685	-	-	-	31,685	-
FFO (2)	3,269	1,400	2,360	1,175	(260)	(1,406)
Add: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	561	608	-	-	(47)	-
Less: FFO attributable to One Steuart Lane	1,387	-	-	-	-	1,387
Core FFO (2)	$5,217	$2,008	$2,360	$1,175	$(307)	$(19)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(40,774)	$608	$(1,349)	$(805)	$(34,382)	$(4,846)
Add: Real estate depreciation and amortization	8,337	1,401	2,514	2,308	1,079	1,035
Add: Real estate impairment loss	32,978	-	-	-	32,978	-
FFO (2)	541	2,009	1,165	1,503	(325)	(3,811)
Less: FFO attributable to One Steuart Lane	2,575	-	-	-	-	2,575
Core FFO (2)	$3,116	$2,009	$1,165	$1,503	$(325)	$(1,236)

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$103,706	$10,121	$14,578	$8,461	$3,686	$66,860	(2)
Total operating expenses	66,870	5,782	7,032	3,440	1,838	48,778	(2)
Net operating income (3)	36,836	4,339	7,546	5,021	1,848	18,082
Depreciation and amortization	(26,180)	(2,656)	(7,953)	(4,818)	(1,839)	(8,914)
Interest and other (loss) income, net	(28)	(6)	(7)	(12)	(4)	1
Interest and debt expense	(18,358)	(2,736)	(3,428)	(1,856)	(1,608)	(8,730)
Net (loss) income	$(7,730)	$(1,059)	$(3,842)	$(1,665)	$(1,603)	$439

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,785)	$(529)	$(2,576)	$(738)	$(784)	$(158)
Less: Step-up basis adjustment	(262)	-	-	(3)	-	(259)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	961	961	-	-	-	-
PGRE's share of net (loss) income	(4,086)	432	(2,576)	(741)	(784)	(417)
Add: Real estate depreciation and amortization	10,167	1,328	5,328	2,124	902	485
FFO (3)	6,081	1,760	2,752	1,383	118	68
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(961)	(961)	-	-	-	-
Less: FFO attributable to One Steuart Lane	453	-	-	-	-	453
Core FFO (3)	$5,573	$799	$2,752	$1,383	$118	$521

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(2,945)	$(530)	$(1,266)	$(927)	$(819)	$597
Add: Real estate depreciation and amortization	16,055	1,328	2,625	2,697	937	8,468
FFO (3)	13,110	798	1,359	1,770	118	9,065
Less: FFO attributable to One Steuart Lane	434	-	-	-	-	434
Core FFO (3)	$13,544	$798	$1,359	$1,770	$118	$9,499

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$259,881	$44,813	$57,858	$31,182	$15,192	$110,836	(2)
Total operating expenses	152,313	21,617	28,100	13,621	7,164	81,811	(2)
Net operating income (3)	107,568	23,196	29,758	17,561	8,028	29,025
Depreciation and amortization	(85,949)	(10,900)	(31,875)	(16,817)	(7,687)	(18,670)
Interest and other income (loss), net	991	257	365	91	(1)	279
Interest and debt expense	(62,173)	(10,749)	(13,759)	(7,426)	(7,589)	(22,650)
Real estate impairment loss	(64,663)	-	-	-	(64,663)	-
(Loss) income before income taxes	(104,226)	1,804	(15,511)	(6,591)	(71,912)	(12,016)
Income tax expense	(60)	-	(3)	(36)	(4)	(17)
Net (loss) income	$(104,286)	$1,804	$(15,514)	$(6,627)	$(71,916)	$(12,033)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(52,123)	$902	$(10,405)	$(2,932)	$(35,237)	$(4,451)
Less: Step-up basis adjustment	(273)	-	-	(11)	-	(262)
Less: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	(855)	(902)	-	-	47	-
PGRE's share of net loss	(53,251)	-	(10,405)	(2,943)	(35,190)	(4,713)
Add: Real estate depreciation and amortization	39,272	5,450	21,356	7,426	3,767	1,273
Add: Real estate impairment loss	31,685	-	-	-	31,685	-
FFO (3)	17,706	5,450	10,951	4,483	262	(3,440)
Add: Adjustments to equity in earnings for distributions from unconsolidated joint ventures	855	902	-	-	(47)	-
Less: FFO attributable to One Steuart Lane	4,670	-	-	-	-	4,670
Core FFO (3)	$23,231	$6,352	$10,951	$4,483	$215	$1,230

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(52,163)	$902	$(5,109)	$(3,695)	$(36,679)	$(7,582)
Add: Real estate depreciation and amortization	46,950	5,450	10,519	9,402	3,920	17,659
Add: Real estate impairment loss	32,978	-	-	-	32,978	-
FFO (3)	27,765	6,352	5,410	5,707	219	10,077
Less: FFO attributable to One Steuart Lane	8,371	-	-	-	-	8,371
Core FFO (3)	$36,136	$6,352	$5,410	$5,707	$219	$18,448

(1)
Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$369,125	$40,426	$55,052	$33,279	$15,284	$225,084	(2)
Total operating expenses	220,396	23,342	26,283	13,079	6,965	150,727	(2)
Net operating income (3)	148,729	17,084	28,769	20,200	8,319	74,357
Depreciation and amortization	(107,079)	(10,740)	(32,806)	(19,265)	(7,450)	(36,818)
Interest and other loss, net	(111)	(12)	(44)	(30)	(14)	(11)
Interest and debt expense	(63,493)	(10,830)	(13,583)	(7,426)	(6,277)	(25,377)
(Loss) income before income taxes	(21,954)	(4,498)	(17,664)	(6,521)	(5,422)	12,151
Income tax expense	(32)	-	(5)	(22)	(3)	(2)
Net (loss) income	$(21,986)	$(4,498)	$(17,669)	$(6,543)	$(5,425)	$12,149

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(16,491)	$(2,249)	$(11,848)	$(2,902)	$(2,658)	$3,166
Less: Step-up basis adjustment	(389)	-	-	(10)	-	(379)
Less: Adjustments to equity in earnings for contributions to an unconsolidated joint venture	(8,016)	(8,016)	-	-	-	-
PGRE's share of net (loss) income	(24,896)	(10,265)	(11,848)	(2,912)	(2,658)	2,787
Add: Real estate depreciation and amortization	41,537	5,370	21,980	8,494	3,651	2,042
FFO (3)	16,641	(4,895)	10,132	5,582	993	4,829
Add: Adjustments to equity in earnings for contributions to an unconsolidated joint venture	8,016	8,016	-	-	-	-
Less: FFO attributable to One Steuart Lane	(2,914)	-	-	-	-	(2,914)
Core FFO (3)	$21,743	$3,121	$10,132	$5,582	$993	$1,915

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(5,495)	$(2,249)	$(5,821)	$(3,641)	$(2,767)	$8,983
Add: Real estate depreciation and amortization	65,711	5,370	10,826	10,781	3,799	34,935
FFO (3)	60,216	3,121	5,005	7,140	1,032	43,918
Less: FFO attributable to One Steuart Lane	(5,819)	-	-	-	-	(5,819)
Core FFO (3)	$54,397	$3,121	$5,005	$7,140	$1,032	$38,099

(1)
Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)
Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)
See page 48 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of December 31, 2022
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	624,764
PGRE's Share of Total Debt (4)	3,672,429

	Shares / Units	Share Price as of
Equity:	Outstanding	December 31, 2022
Common stock	216,559,406	$5.94	1,286,363
Operating Partnership units	14,586,411	5.94	86,644
Total equity	231,145,817	5.94	1,373,007

Total Market Capitalization			$5,045,436

(1)
Represents contractual amounts due pursuant to the respective debt agreements.
(2)
Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)
Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)
See page 48 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.76%	500,000	2.46%	360,000	5.56%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.58%	3,498,000	3.37%	360,000	5.56%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.52%	$2,687,665	3.25%	$360,000	5.56%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	410,835	3.12%	402,000	3.07%	8,835	5.62%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	158,771	6.28%	-	-	158,771	6.28%
1600 Broadway (1)	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	5.95%	-	-	575,000	5.95%
Oder-Center, Germany	12,777	2.79%	-	-	12,777	2.79%
Total unconsolidated debt	1,742,883	4.49%	987,500	3.36%	755,383	5.96%
Joint venture partners' share	(1,118,119)	4.86%	(476,475)	3.42%	(641,644)	5.93%
PGRE's share of unconsolidated debt	$624,764	3.82%	$511,025	3.30%	$113,739	6.12%

PGRE's share of Total Debt (2)	$3,672,429	3.57%	$3,198,690	3.26%	$473,739	5.70%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.8%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.8%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.20x	Unconsolidated fixed rate debt	511,025
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,198,690	87.1%
Unencumbered Interest Coverage	Greater than 1.75x	48.75x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	113,739
			PGRE's share of variable rate debt	473,739	12.9%
			PGRE's share of Total Debt (2)	$3,672,429	100.0%

(1)
In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(2)
See page 48 for our definition of this measure.
(3)
This section presents ratios as of December 31, 2022 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2023		2024	2025	2026	2027	Thereafter	Total
300 Mission Street	$273,000	(1)	$-	$-	$-	$-	$-	$273,000
One Market Plaza	-		975,000	-	-	-	-	975,000
31 West 52nd Street	-		-	-	500,000	-	-	500,000
1301 Avenue of the Americas	-		-	-	860,000	-	-	860,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-		-	-	-	-	-	-
Total consolidated debt	273,000		975,000	-	1,360,000	-	1,250,000	3,858,000
Noncontrolling interests' share	(188,097)		(497,250)	-	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$84,903		$477,750	$-	$1,360,000	$-	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$575,000	(2)	$-	$-	$-	$-	$-	$575,000
111 Sutter Street	158,771	(3)	-	-	-	-	-	158,771
Market Center	-		-	410,835	-	-	-	410,835
55 Second Street	-		-	-	187,500	-	-	187,500
712 Fifth Avenue	-		-	-	-	300,000	-	300,000
Oder-Center, Germany	-		-	-	-	-	12,777	12,777
1600 Broadway (4)	-		-	-	-	-	98,000	98,000
Total unconsolidated debt	733,771		-	410,835	187,500	300,000	110,777	1,742,883
Joint venture partners' share	(627,165)		-	(135,576)	(104,831)	(150,000)	(100,547)	(1,118,119)
PGRE's share of unconsolidated debt	$106,606		$-	$275,259	$82,669	$150,000	$10,230	$624,764

PGRE's Share of Total Debt (5)	$191,509		$477,750	$275,259	$1,442,669	$150,000	$1,135,242	$3,672,429

Weighted average rate	5.06%		4.03%	3.12%	3.78%	3.39%	2.99%	3.57%

% of debt maturing	5.2%		13.0%	7.5%	39.3%	4.1%	30.9%	100.0%

(1)
This loan matures in October 2023. We are exploring various alternatives to refinance this loan.
(2)
This loan matures in February 2023 and provides for an one-year extension through February 2024. The joint venture is currently in discussion with the lender to extend this loan.
(3)
This loan matures in March 2023 and has three one-year extension options, subject to certain tests. The joint venture is currently in discussion with the lender to modify and extend this loan.
(4)
In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(5)
See page 48 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$181,186	$80.06	2,272,771	-	2,272,771	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.6%	86.2%	9,531	73.58	253,609	-	253,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.7%	98.6%	190,717	79.98	2,526,380	-	2,526,380
1301 Avenue of the Americas
Office	100.0%	88.1%	88.1%	127,324	86.13	1,698,481	-	1,698,481	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff,
									O'Melveny & Myers, SVB Securities
Retail / Amenity Center	100.0%	89.8%	89.8%	2,573	185.11	50,722	-	50,722	Ocean Prime, Starbucks
	100.0%	88.1%	88.1%	129,897	86.97	1,749,203	-	1,749,203
1325 Avenue of the Americas
Office	100.0%	94.2%	94.2%	50,247	67.52	809,689	-	809,689	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	100.0%	100.0%	1,415	86.68	15,609	-	15,609	La Grande Boucherie
	100.0%	94.4%	94.4%	51,662	67.83	825,298	-	825,298
31 West 52nd Street
Office	100.0%	92.8%	92.8%	63,256	91.90	742,006	-	742,006	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners
Retail	100.0%	97.8%	97.8%	4,896	110.55	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	93.0%	93.0%	68,152	92.57	767,919	-	767,919
900 Third Avenue
Office	100.0%	79.2%	79.2%	32,338	71.24	575,084	-	575,084	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	81.7%	81.7%	1,295	97.31	16,144	-	16,144	Bank of America
	100.0%	79.3%	79.3%	33,633	71.97	591,228	-	591,228
712 Fifth Avenue
Office	50.0%	83.9%	75.5%	40,530	117.30	457,580	-	457,580	CVC Advisors, Aberdeen Standard Investments, OMI
									Management, Riverstone Holdings, Pictet Asset Management
Retail	50.0%	20.9%	20.9%	7,883	437.43	85,917	-	85,917	Harry Winston
	50.0%	73.9%	66.9%	48,413	133.10	543,497	-	543,497
1600 Broadway (3)
Retail	9.2%	100.0%	100.0%	10,319	305.18	25,693	-	25,693	M&M's World
60 Wall Street (4)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		91.7%	90.8%	$532,793	$85.16	7,029,218	1,625,483	8,654,701
PGRE's share		92.1%	91.5%	$480,147	$82.92	6,481,528	81,437	6,562,965

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Acquired on February 24, 2022.
(4)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	96.6%	93.6%	$151,701	$104.48	1,555,077	-	1,555,077	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	74.7%	74.7%	2,792	62.44	54,418	-	54,418	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	95.8%	93.0%	154,493	103.41	1,609,495	-	1,609,495
Market Center
Office	67.0%	79.5%	79.5%	54,022	92.24	737,911	-	737,911	Uber, Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James
Retail	67.0%	66.2%	66.2%	611	109.47	6,156	-	6,156	Amazon
	67.0%	79.4%	79.4%	54,633	92.36	744,067	-	744,067
300 Mission Street
Office	31.1%	80.9%	80.9%	45,884	94.05	605,662	-	605,662	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	2,818	63.42	49,172	-	49,172	Equinox
	31.1%	81.4%	81.4%	48,702	91.55	654,834	-	654,834
One Front Street
Office	100.0%	97.0%	95.8%	55,425	91.29	634,898	-	634,898	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	97.3%	97.3%	1,109	90.73	12,293	-	12,293	First Republic
	100.0%	97.0%	95.8%	56,534	91.28	647,191	-	647,191
55 Second Street
Office	44.1%	85.7%	85.7%	26,112	82.49	370,319	-	370,319	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	937	112.27	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	86.0%	86.0%	27,049	83.18	377,799	-	377,799
111 Sutter Street
Office	49.0%	56.2%	56.2%	12,225	88.95	248,821	-	248,821	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,760	69.27	29,249	-	29,249	24 Hour Fitness
	49.0%	59.4%	59.4%	13,985	85.88	278,070	-	278,070

Subtotal / Weighted average		87.8%	86.5%	$355,396	$95.41	4,311,456	-	4,311,456
PGRE's share		88.9%	87.7%	$202,768	$94.91	2,440,885	-	2,440,885

Total / Weighted average		90.2%	89.2%	$888,189	$89.04	11,340,674	1,625,483	12,966,157
PGRE's share		91.3%	90.4%	$682,915	$86.20	8,922,413	81,437	9,003,850

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2022		As of September 30, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	99.7%	99.7%	-%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	88.1%	88.1%	-%
1325 Avenue of the Americas	100.0%	94.4%	94.4%	94.4%	94.4%	-%
31 West 52nd Street	100.0%	93.0%	93.0%	93.0%	93.0%	-%
900 Third Avenue	100.0%	79.3%	79.3%	79.2%	79.2%	0.1%
712 Fifth Avenue	50.0%	73.9%	73.9%	73.6%	73.6%	0.3%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	N/A	-%	-%
Weighted average		91.7%	91.7%	91.7%	91.7%	-%
PGRE's share		92.1%	92.1%	92.1%	92.1%	-%

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	95.8%	95.8%	-%
Market Center	67.0%	79.4%	79.4%	81.0%	81.0%	(1.6%)
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	97.0%	97.0%	97.0%	97.0%	-%
55 Second Street	44.1%	86.0%	86.0%	86.0%	86.0%	-%
111 Sutter Street	49.0%	59.4%	59.4%	62.1%	62.1%	(2.7%)
Weighted average		87.8%	87.8%	88.2%	88.2%	(0.4%)
PGRE's share		88.9%	88.9%	89.3%	89.3%	(0.4%)

Weighted average		90.2%	90.2%	90.4%	90.4%	(0.2%)
PGRE's share		91.3%	91.3%	91.4%	91.4%	(0.1%)

(1)
See page 48 for our definition of this measure.
(2)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2022		As of December 31, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.7%	99.7%	98.3%	98.3%	1.4%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	84.3%	84.3%	3.8%
1325 Avenue of the Americas	100.0%	94.4%	94.4%	93.4%	93.4%	1.0%
31 West 52nd Street	100.0%	93.0%	93.0%	92.3%	92.3%	0.7%
900 Third Avenue	100.0%	79.3%	79.3%	79.2%	79.2%	0.1%
712 Fifth Avenue	50.0%	73.9%	73.9%	71.4%	71.4%	2.5%
1600 Broadway (2)	9.2%	100.0%	-%	-%	-%	-%
60 Wall Street (3)	5.0%	N/A	-%	100.0%	-%	-%
Weighted average		91.7%	91.7%	91.8%	89.8%	1.9%
PGRE's share		92.1%	92.1%	90.4%	90.3%	1.8%

San Francisco:
One Market Plaza	49.0%	95.8%	95.8%	94.7%	94.7%	1.1%
Market Center	67.0%	79.4%	79.4%	84.2%	84.2%	(4.8%)
300 Mission Street	31.1%	81.4%	81.4%	94.7%	94.7%	(13.3%)
One Front Street	100.0%	97.0%	97.0%	97.1%	97.1%	(0.1%)
55 Second Street	44.1%	86.0%	86.0%	96.3%	96.3%	(10.3%)
111 Sutter Street	49.0%	59.4%	59.4%	64.2%	64.2%	(4.8%)
Weighted average		87.8%	87.8%	91.4%	91.4%	(3.6%)
PGRE's share		88.9%	88.9%	91.6%	91.6%	(2.7%)

Weighted average		90.2%	90.2%	91.6%	90.4%	(0.2%)
PGRE's share		91.3%	91.3%	90.7%	90.6%	0.7%

(1)
See page 48 for our definition of this measure.
(2)
Acquired on February 24, 2022.
(3)
In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE's Share of
			Total		Total		Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet		Square Feet			Per Square	Annualized
As of December 31, 2022	Property	Expiration	Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
First Republic Bank	One Front Street	Jun-2025	249,615		249,615		$21,140	$84.39	3.1%
		Dec-2029	76,999		76,999		7,595	98.64	1.1%
		Dec-2030	25,157		25,157		2,260	89.36	0.3%
		Dec-2032	108,111		108,111		11,223	103.81	1.7%
			459,882		459,882		42,218	91.61	6.2%
Credit Agricole Corporate &	1301 Avenue of the Americas	Feb-2023	305,132	(3)	305,132	(3)	28,073	91.46	4.1%
Investment Bank		Apr-2035	159,308		159,308		11,690	72.00	1.7%
			464,440		464,440		39,763	84.79	5.8%
Clifford Chance LLP	31 West 52nd Street	Jun-2024	328,543		328,543		29,282	89.11	4.3%
Allianz Global Investors, LP	1633 Broadway	Jan-2031	320,911		288,823		28,148	97.46	4.1%
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589		111,589		10,164	91.08	1.5%
		Sep-2034	179,286		179,286		17,602	94.37	2.6%
			290,875		290,875		27,766	93.11	4.1%
Morgan Stanley & Company	1633 Broadway	Mar-2032	260,829		234,749		19,586	83.43	2.9%
WMG Acquisition Corp.	1633 Broadway	Jul-2029	288,250		259,428		17,678	67.51	2.6%
(Warner Music Group)
Showtime Networks, Inc.	1633 Broadway	Jan-2026	253,196		227,879		16,867	72.51	2.5%
Google, Inc.	One Market Plaza	Apr-2025	339,833		166,518		15,509	92.72	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023	234,783		157,305		14,703	93.47	2.2%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of December 31, 2022	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,715,627	21.2%	$150,069	22.0%
Financial Services - Commercial and Investment Banking	1,716,428	21.3%	147,182	21.6%
Technology and Media	1,681,331	20.8%	136,826	20.1%
Financial Services, all others	1,113,494	13.8%	103,742	15.2%
Insurance	437,152	5.4%	41,179	6.0%
Retail	144,305	1.8%	16,643	2.4%
Travel and Leisure	206,198	2.6%	13,849	2.0%
Consumer Products	121,732	1.5%	10,225	1.5%
Other Professional Services	113,261	1.4%	9,702	1.4%
Other	819,662	10.2%	53,498	7.8%

(1)
See page 48 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes 160,708 square feet that has been pre-leased to O'Melveny & Myers LLP through February 2040.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended December 31, 2022

Total square feet leased	205,530	151,700	53,830

PGRE's share of total square feet leased:	131,742	99,740	32,002
Initial rent (2)	$77.66	$71.89	$95.64
Weighted average lease term (in years)	3.8	4.4	1.7
Tenant improvements and leasing commissions:
Per square foot	$40.84	$49.94	$12.46
Per square foot per annum	$10.81	$11.26	$7.24
Percentage of initial rent	13.9%	15.7%	7.6%
Rent concessions:
Average free rent period (in months)	3.8	4.4	1.7
Average free rent period per annum (in months)	1.0	1.0	1.0

Second generation space: (2)
Square feet	116,142	84,140	32,002
Cash basis:
Initial rent (2)	$78.60	$72.11	$95.64
Prior escalated rent (2)	$79.12	$74.60	$91.01
Percentage (decrease) increase	(0.7%)	(3.3%)	5.1%
GAAP basis:
Straight-line rent (2)	$76.29	$71.75	$88.24
Prior straight-line rent (2)	$74.59	$69.13	$88.92
Percentage increase (decrease)	2.3%	3.8%	(0.8%)

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 48 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Year Ended December 31, 2022

Total square feet leased	947,135	733,968	213,167

PGRE's share of total square feet leased:	688,041	573,247	114,794
Initial rent (2)	$77.22	$72.08	$102.90
Weighted average lease term (in years)	8.8	9.5	5.6
Tenant improvements and leasing commissions:
Per square foot	$94.61	$103.03	$52.58
Per square foot per annum	$10.72	$10.88	$9.40
Percentage of initial rent	13.9%	15.1%	9.1%
Rent concessions:
Average free rent period (in months)	9.7	10.8	4.1
Average free rent period per annum (in months)	1.1	1.1	0.7

Second generation space: (2)
Square feet	557,641	464,373	93,268
Cash basis:
Initial rent (2)	$76.77	$71.14	$104.83
Prior escalated rent (2)	$81.14	$76.97	$101.90
Percentage (decrease) increase	(5.4%)	(7.6%)	2.9%
GAAP basis:
Straight-line rent (2)	$75.27	$69.36	$104.67
Prior straight-line rent (2)	$74.16	$70.04	$94.69
Percentage increase (decrease)	1.5%	(1.0%)	10.5%

(1)
The leasing statistics, except for square feet leased, represent office space only.
(2)
See page 48 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	12,103	8,295	$807	$-	0.1%

1Q 2023	167,923	160,702	14,407	90.85	2.1%
2Q 2023	25,976	14,650	1,096	74.27	0.2%
3Q 2023	268,874	180,470	16,777	92.89	2.4%
4Q 2023	48,815	33,020	3,275	98.58	0.5%
Total 2023	511,588	388,842	35,555	91.84	5.2%
2024	920,930	802,595	68,217	85.11	9.9%
2025	1,461,334	934,675	81,663	87.30	11.8%
2026	1,449,107	1,014,226	89,381	85.94	13.0%
2027	295,868	219,152	19,527	88.97	2.8%
2028	326,729	266,438	20,291	76.54	2.9%
2029	573,478	494,143	40,056	81.53	5.8%
2030	611,972	515,491	45,745	88.78	6.6%
2031	597,334	529,940	50,917	92.70	7.4%
2032	914,704	640,706	59,119	92.27	8.6%
Thereafter	2,557,621	2,327,512	178,334	83.30	25.9%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	2,596	2,421	$455	$-	0.1%

1Q 2023	158,468	156,046	13,971	90.89	2.8%
2Q 2023	17,066	10,719	779	72.70	0.2%
3Q 2023	21,779	14,865	1,266	84.25	0.3%
4Q 2023	6,751	5,054	403	75.32	0.1%
Total 2023	204,064	186,684	16,419	88.85	3.4%
2024	676,256	652,908	54,051	82.88	11.2%
2025	344,891	284,746	25,320	88.79	5.2%
2026	737,418	674,101	55,458	78.90	11.5%
2027	168,077	152,924	12,929	84.41	2.7%
2028	195,595	170,984	11,750	69.08	2.4%
2029	496,253	453,509	36,436	80.84	7.5%
2030	407,764	397,048	33,993	85.66	7.0%
2031	496,270	452,783	43,898	92.96	9.1%
2032	492,354	455,927	38,344	84.10	7.9%
Thereafter	2,227,113	2,088,653	154,442	81.12	32.0%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,507	5,874	$352	$-	0.2%

1Q 2023	9,455	4,656	436	89.53	0.2%
2Q 2023	8,910	3,931	317	78.56	0.2%
3Q 2023	247,095	165,605	15,511	93.67	7.5%
4Q 2023	42,064	27,966	2,872	102.80	1.4%
Total 2023	307,524	202,158	19,136	94.54	9.3%
2024	244,674	149,687	14,166	94.91	6.9%
2025	1,116,443	649,929	56,343	86.65	27.2%
2026	711,689	340,125	33,923	99.76	16.5%
2027	127,791	66,228	6,598	99.50	3.2%
2028	131,134	95,454	8,541	89.90	4.1%
2029	77,225	40,634	3,620	89.09	1.8%
2030	204,208	118,443	11,752	99.22	5.7%
2031	101,064	77,157	7,019	91.22	3.4%
2032	422,350	184,779	20,775	112.43	10.1%
Thereafter	330,508	238,859	23,892	100.07	11.6%

(1)
See page 48 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$16,377	$13,523	$1,949	$905
Second generation tenant improvements	36,249	22,296	13,953	-
Second generation leasing commissions	2,790	1,884	906	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$55,416	$37,703	$16,808	$905

Redevelopment Expenditures: (1)
Lobby renovations and other	$1,367	$-	$-	$1,367
Total Redevelopment Expenditures	$1,367	$-	$-	$1,367

	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$16,379	$13,856	$2,464	$59
Second generation tenant improvements	12,565	5,556	7,009	-
Second generation leasing commissions	5,564	1,360	4,204	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$34,508	$20,772	$13,677	$59

Redevelopment Expenditures: (1)
Gershwin facade replacement	$2,026	$2,026	$-	$-
Elevator modernizations	1,963	1,945	18	-
Lobby renovations	489	486	3	-
Other	3,099	2,571	6	522
Total Redevelopment Expenditures	$7,577	$7,028	$27	$522

(1)
See page 48 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$47,225	$37,523	$8,677	$1,025
Second generation tenant improvements	66,003	38,953	27,050	-
Second generation leasing commissions	15,136	12,167	2,969	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$128,364	$88,643	$38,696	$1,025

Redevelopment Expenditures: (1)
Lobby renovations	$5,443	$1,754	$46	$3,643
Elevator modernizations	1,964	1,928	36	-
Other	1,807	1,719	88	-
Total Redevelopment Expenditures	$9,214	$5,401	$170	$3,643

	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$31,959	$23,873	$7,975	$111
Second generation tenant improvements	42,811	8,912	33,899	-
Second generation leasing commissions	19,138	12,589	6,549	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$93,908	$45,374	$48,423	$111

Redevelopment Expenditures: (1)
Elevator modernizations	$12,892	$9,768	$3,124	$-
Gershwin facade replacement	11,944	11,944	-	-
Lobby renovations	5,973	4,131	1,842	-
Other	3,628	2,977	129	522
Total Redevelopment Expenditures	$34,437	$28,820	$5,095	$522

(1)
See page 48 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs and adjustments, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate related funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate related funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that (i) has been vacant for less than twelve months or (ii) has been pre-leased prior to expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.